Wells Fargo 2014 Specialty Finance Conference
May 21, 2014
Information is as of March 31, 2014 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Exhibit 99.1

Disclaimers, Definitions, and Important Notes

Past Performance
Past performance is not indicative nor a guarantee of future returns, the realization of which is dependent on many factors, many of which are beyond Apollo’s control.  Net returns give effect to all fees and expenses.  Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.
Forward-Looking Statements
We make forward-looking statements in this presentation and other filings we make with the SEC within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives, including information about our ability to generate attractive returns while attempting to mitigate risk. When used in this release, the words "believe," "expect,” "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: the return on equity; the yield on investments; the ability to borrow to finance
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in the company's filings with the Securities and Exchange Commission. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-
looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This
Target IRR and MOIC
Targeted IRR is presented solely for the purpose of providing insight into Apollo Investment Corporation’s (“AIC’s” or the “Fund’s) investment objectives, detailing its anticipated risk and reward characteristics and for establishing a benchmark for future evaluation of the Fund’s performance.  Targeted IRR is not a predictor, projection or guarantee of future performance.  There can be no assurance Apollo’s targets will be met or that Apollo will be successful in finding investment opportunities that meet these anticipated return parameters.  There is no guarantee as to the quality of any investment or the adequacy of Apollo’s methodology for estimating future returns.  Target returns should not be used as a primary basis for an investor’s decision to invest the Fund.  Targeted returns are presented gross of all fees and expenses.
The multiple of investment cost (MOIC) is derived from dividing the sum of the estimated remaining value and realized proceeds by the amount invested.  The MOIC is presented gross and does not reflect the effect of management fees, incentive compensation, certain expenses or taxes.
Credit Rating Disclaimer
Apollo, its affiliates, and third parties that provide information to Apollo, such rating agencies, do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content.  Apollo, its affiliates and third party content providers give no express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.  Credit ratings are statements of opinions and not statements of facts or recommendations to purchase, hold or sell securities. They do not address the suitability of securities for investment assets; and risks associated with investing in real estate assets, including changes in business conditions and the general economy.
presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service  providers.
purposes and should not be relied on as investment advice.  Neither Apollo nor any of its respective affiliates have any responsibility to update any of the information provided in this summary document.

Disclaimers, Definitions, and Important Notes

AUM Definition
Assets Under Management (“AUM”) – refers to the investments we manage or with respect to which we have control, including capital we have the right to call from our investors pursuant to their capital commitments to various funds. Our AUM equals the sum of: (i) the fair value of our private equity investments plus the capital that we are entitled to call from our investors pursuant to the terms of their capital commitments plus non-recallable capital to the extent a fund is within the commitment period in which management fees are calculated based on total commitments to the fund; (ii) the net asset value of our capital markets funds, other than certain senior credit funds, which are structured as collateralized loan obligations or certain collateralized loan obligation and collateralized debt obligation credit funds that have a fee generating basis other than mark-to-market asset values, plus used or available leverage and/or capital commitments; (iii) the gross asset values or net asset values of our real estate entities and the structured portfolio vehicle investments included within the funds we manage, which includes the leverage used by such structured portfolio vehicles; (iv) the incremental value associated with the reinsurance investments of the portfolio company assets that we manage; and (v) the fair value of any other investments that we manage plus unused credit facilities, including capital commitments for investments that may require pre-qualification before investment plus any other capital commitments available for investment that are not otherwise included in the clauses above. Our AUM measure includes AUM for which we charge either no or nominal fees.
Our definition of AUM is not based on any definition of AUM contained in our operating agreement or in any of our Apollo fund management agreements. We consider multiple factors for determining what should be included in our definition of AUM. Such factors include but are not limited to (1) our ability to influence the investment decisions for existing and available assets; (2) our ability to generate income from the underlying assets in our funds; and (3) the AUM measures that we use internally or believe are used by other investment managers. Given the differences in the investment strategies and structures among other alternative investment managers, our calculation of AUM may differ from the calculations employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures
Important Notes Regarding the Use of Index Comparisons
There are significant differences between the Fund’s investments and the indices described.  For instance, the Fund may use leverage and invest in securities or financial instruments that have a greater degree of risk and volatility, as well as less liquidity, than those securities contained in the indices.  Moreover, the indices do not reflect the reinvestment of income or dividends and the indices are not subject to any of the fees or expenses of the Fund.  It should not be assumed that the Fund will invest in any specific securities that comprise the indices, nor should it be understood to mean there is a correlation between the Fund’s returns and
Index Definitions (Source:  Bloomberg)
MSCI US REIT (RMZ) The MSCI US Reit Index is a price-only index, which MSCI began calculating on June 20, 2005. Previously, this index (then known as the Morgan Stanley REIT Index) was calculated and maintained by the AMEX. The AMEX began calculating the index with a base level of 200, as of December 30,  1994.
S&P 500 (SPX)  Standard and Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index was developed with a base level of 10 for the 1941- 43 base period.
NASDAQ Composite (CCMP) The NASDAQ Composite Index is a broad-based capitalization-weighted index of stocks in all three NASDAQ tiers: Global Select, Global Market and Capital Market. The index was developed with a base level of 100 as of February 5, 1971.
KBW Bank Index (BKX) The KBW Bank Index is a modified cap-weighted index consisting of 24 exchange- listed and National Market System stocks, representing national money center banks and leading regional institutions. The index is intended to reflect the evolving financial sector and was developed with a  base value of 250 as of October 21, 1991. Effective March 22, 2004, the index had a 10:1 split.
Financial Select SPDR (XLF) Financial Select Sector SPDR Fund is an exchange-traded fund incorporated in the USA.  The Fund's objective is to provide investment results that, before expenses, correspond to the performance of The Financial Select Sector.  The Index includes financial services firms whose business' range from investment management to commercial & business banking.
presented by other investment managers.
the indices’ performance.  The indices are included for information purposes only.

Agenda 3 Introduction to Apollo Investment Corporation BDC Industry Opportunity Investment Portfolio & Strategy Conclusion

Middle Market
Lender
Primarily provides debt solutions to U.S. middle market companies with a focus on directly originated proprietary investments
Target investment characteristics:  (i) commitment  & hold size ranges from between $20 million and $250 million and (ii)
companies with annual revenues between $50 million and $2 billion
Since IPO in April 2004 and through March 31, 2014, invested $13.1 billion in 291 portfolio companies
Publicly traded business development company (“BDC”) (NASAQ:  AINV) treated as a regulated investment company (“RIC”) for tax purposes
Significant
Competitive
Advantages
Apollo affiliation provides significant
benefits - expertise, investment
opportunities, market insights
Multi-channel sourcing capabilities
Able to invest in all levels of the capital
structure – flexible mandate
Experienced management team
Investment grade credit ratings provide
favorable access to debt markets (2)
Scale allows for underwriting larger
investments with commensurate hold
sizes
Externally
Managed by
Apollo Global
Management
Externally managed by an affiliate of Apollo Global Management, LLC, a  leading alternative asset manager with $159 billion of
AUM (3) with expertise in private equity, credit and real estate
Apollo Global Management, LLC founded in 1990
Investment
Objective
Generate current income and capital appreciation
Risk-adjusted philosophy with emphasis on illiquid non-investment grade debt
Required to distribute at least 90% of net investment income and cumulative net realized capital gains payable each year
$0.80 per share annual dividend (most recent quarterly dividend annualized) (4)
Introduction to Apollo Investment Corporation

(1) At fair value. (2) See credit rating disclaimer at beginning of presentation. (3) See definition of AUM at beginning of presentation.  (4)  There can be no assurances that AINV’s dividend will remain at the current level.

Net Investment Activity (in mm)

$199
$208
($59)
$86
$259
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14

Portfolio by Asset Type (7)

Common Equity, Preferred Equity and Warrants 11%
Structured Products and Other 6%
Secured Debt 56%
Unsecured Debt 27%

Yield on Debt Portfolio (6)

Specialty Verticals (7)

Structured Products & Other 6%
Aviation 12%
Oil and Gas 12%

Company Snapshot

Select Financial Data (1)
Investment Portfolio $3.5 bn
# of Portfolio Companies 111
Debt Outstanding $1.37 bn
Net Assets $2.05 bn
Net leverage Ratio (2) 0.68x
Net Asset Value Per Share $8.67
Most Recent Quarterly
Dividend (3)
$0.20
Market Information (4)
Market Capitalization $1.9 bn
Share Price $8.06
Price-to-Book 0.93x
Dividend Yield (5) 9.9%
LTM  $494
~ 30% of portfolio in specialty verticals
35 different industries in portfolio
(1) As of March 31, 2014.  (2) Net  leverage ratio is defined as debt outstanding plus payable for investments purchased and cash equivalents, plus due to custodian, less receivable for investments sold, less cash equivalents, less cash, less foreign currency, divided by total net assets. (3) Declared a dividend of $0.20 per common share on May 20, 2014 to stockholders of record as of June 20, 2014. (4) As of May 19, 2014. (5) Most recent quarterly dividend annualized divided by share price. (6)  At current costs. Exclusive of securities on non-accrual status.  (7) On a fair value basis.

Agenda 6 Introduction to Apollo Investment Corporation BDC Industry Opportunity Investment Portfolio & Strategy Conclusion

The Evolution of BDCs

While still focused on U.S. middle market lending, many BDCs have evolved into a more institutionalized business model with a focus on sound risk management and increasing differentiation amongst strategies.
Asset Mix
Concentration
Average Investment % Equity Average Investment % Equity
2.7% 1.9%
Funding & Leverage
Credit Ratings
Average Rating Average Rating
Unrated BBB
Valuation & Returns
Lower valuations despite improved
returns
Investment grade status facilitating
the issuance of long-term, unsecured
debt (including converts, institutional
& retail notes)
BDCs have reduced their exposure
to unsecured debt by about half
Increased reliance on term funding
with increased, but still low, leverage
as portfolios have ramped &
seasoned
BDCs has diversified their portfolios,
with less concentrated exposures
60%
30%
1%
9%
Secured debt
Unsecured debt
Structured products
Equity & other
63% 18%
9%
10%
Secured debt
Unsecured debt
Structured products
Equity & other
90%
0.47x
Revolver Borrowing % Total Debt Debt-to-Equity Ratio
33%
0.68x
Revolver Borrowing % Total Debt Debt-to-Equity Ratio
6%
1.09x
ROE Price-to-Book
13%
1.04x
ROE Price-to-Book
Based on major BDC peers public as of December 2007 (AINV, ARCC, BKCC, PNNT and PSEC).  Pre Financial Crisis as of December 31, 2007.  Today as of March 31, 2014.  Average investment size based on total investment portfolio divided by number of portfolio companies.  Credit Ratings – see credit rating disclaimer at beginning of presentation.  Return on Equity (ROE) based on LTM results.  Price-to-Book based on average price vs. average book value over LTM.  Source: SNL, FactSet, Company data.

Lending Environment & BDCs Filling the Void

$3.2
$7.0
$10.7
$16.2
$25.1
$19.7
$19.6
$25.1
$30.2
$36.5
$45.7
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
5 year CAGR 18%
10 year  CAGR 30%
Total Assets of Publicly-Traded BDCs (in billions) (2)
$14.9
$14.0
2007 2013
Total Assets for Financial Firms (in trillions)
Decreased ~  $900
billion or 6%
$681
$335
2007 2013
Level 3 Assets for Financial Firms (in billions)
Decreased ~ $350
billion or 51%
(1) Financial firms include:  Bank of America, Bear Stearns, Citigroup , Countrywide Financial, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Merrill Lynch, Morgan Stanley,  Washington Mutual and
Wells Fargo & Co . (2) Based on calendar year.  Includes the following BDCs: ACAS, ACSF, AINV, ARCC, BKCC, CMFN, CPTA, FDUS, FSC, FSFR, GAIN,GARS, GBDC, GLAD, GSVC, HCAP, HRZN, HTGC,
KCAP, KIPO, MAIN, MCC, MCGC, MRCC, MVC, NGPC, NMFC, OFS, PFLT, PNNT, PSEC, SAR, SCM, SLRC, SUNS, TCAP, TCPC, TCRD, TICC, TINY, TPVG, TSLX and WHF. Source:  Bloomberg.
A variety of recent bank regulations have driven large financial firms to reduce assets.  While BDCs have grown significantly, they remain small relative to the contraction in bank credit, leaving them with more room to run.

Regulatory Reform Is Changing the Lending Landscape

Key Dates Description Impact
Risk-based
Capital Ratios
Basel III
Phase-in
2015-2019
Higher risk weightings on non-investment grade
securities
Capital surcharge for SIFI’s
Common equity, Tier 1 and Total Capital ratios are
7.0%, 8.5% and 10.5%, respectively
SIFI buffer 1% to 2.5%
Supplementary
Leverage Ratio
Implementation
January 2018
Leverage ratio captures  many off balance sheet
exposures including unfunded commitments
Capital surcharge for 8 U.S. global systemically
important banks (“G-SIBs”) and their U.S. insured
depository institutions (“IDI”)
At least 5% for GSIBs and 6% for IDI subsidiaries
vs. 3% for others
Leveraged
Lending
Guidance
Guidance Effective
May 2013
More Specific
Guidelines Issued
December 2013
Annual Reviews
Expected to Begin
May 2014
Increases universe of what is considered a
leveraged loan
Establishes minimum lending standards
Changes in “criticized loan” rules may make
underwriting higher leverage transactions (i.e. LBOs)
more difficult for the largest banks
‘No exceptions policy’ on new issuance
Leveraged lending definition:
Senior Debt-to-EBITDA > 3:1
Total Debt-to EBITDA > 4:1
Loans levered  > 6x considered “criticized”
50% repayment standard over 5 to 7 year period
Regulators monitoring covenant -lite and PIK-toggle
structures
Risk Retention
Rules
Expected to be
finalized by
end of 2015
Requires CLO managers to retain an economic
interest without selling or hedging for the life of the
securitization
Manager must own 5% of securitization  or some
percentage of each underlying loan
The Volcker
Rule
Finalized
December 2013
Implementation
July 2017
Prohibits banks from sponsoring a covered fund
(e.g., hedge fund, private equity fund)
Limits banks’ fund ownership interest
Banks may not invest more than 3% of Tier 1 capital
in covered funds
Banks cannot represent more than 3% of the total
capital of a given covered fund
We believe the evolving bank regulatory environment will limit banks’ willingness and / or ability to make leveraged loans, which should result in new opportunities for non-bank capital providers, such as BDCs

APOLLO INVESTMENT CORPORATION

Asset Yields (revenue after interest expense % assets)

12.0%
9.0%
6.0%
3.0%
0.0%
10.5%
4.2%
4.2%
BDCs
Capital Markets Banks
Regional Banks

Credit Items (provisions, impairments & gain/loss % assets)

2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
-1.5%
-2.0%
1.1%
0.0%
0.1%
BDCs
Capital Markets Banks
Regional Banks

Profitability (expenses % net revenue)

Other expenses
Compensation / advisory fees
80%
60%
40%
20%
0%
33%
7%
26%
73%
35%
38%
69%
32%
37%
BDCs
Capital Markets Banks
Regional Banks

Return on Assets (net income % assets)

8.0%
6.0%
4.0%
2.0%
0.0%
7.5%
0.7%
0.9%
BDCs
Capital Markets Banks
Regional Banks

Gross Leverage (assets-to-equity)

12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
1.6x
11.3x
9.7x
BDCs
Capital Markets Banks
Regional Banks

Return on Equity (net income % equity)

15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
12.2%
8.2%
8.7%
BDCs
Capital Markets Banks
Regional Banks

Comparison & Composition of Returns
across Financial Institutions
BDCs generally generate
superior yields from their
balance sheet, with
comparable (or better)
credit losses
BDC expenses are generally
lower than those of other
financial institutions leading
to significantly higher ROAs
BDC generally operate with
significantly lower leverage,
with the potential for
superior ROEs on both an
absolute and risk-adjusted
basis
“Net revenue” is revenue net of both interest expense and credit items.  “Credit items” include all loan loss provisions, securities impairments, gain or loss on sale of loans and available-for-sale securities and other dispositions.  “Expenses” exclude interest expense; advisory fees include management and incentive fees paid by externally-managed BDCs.  Capital markets banks include GS, MS, BAC, C, JPM, WFC.  Regional banks include
136 banks with assets between $2 billion and $10 billion.  Based on last 12 months of results.

Agenda Introduction to Apollo Investment Corporation BDC Industry Opportunity Investment Portfolio & Strategy Conclusion 11

Investment Process

Experienced investment team
31 Opportunistic Credit
investment  professionals
with avg 13 years of
experience
Ability to execute direct / non-
sponsor transactions with a
focus on specialty verticals
Financial sponsors
Long-term relationships
Transactions with > 100
sponsors
53% of portfolio is
sponsored-backed (1)
No origination restrictions
Apollo affiliation
Coverage and experience
Market insights
Proprietary research
Apollo’s credit segment AUM
~$101 billion (2)
Risk-adjusted investment
philosophy
Preservation of capital
Strong asset coverage
Extensive due diligence
Knowledge sharing across
Apollo platform
Access to management
teams of private equity
portfolio companies
Draft term sheet
Investment Committee Review
Iterative process
Extensive quarterly portfolio
reviews
Internal risk rating system
Covenant compliance
Board observation rights
Independent 3rd party valuation
for non-quoted investments
Provide managerial assistance
Increased monitoring of
problem investments
Watch list committee
Generally seek to:
Negotiate transaction
Structuring and terms
Strong covenants, collateral
package, prepayment
protection, Board seat or
observation rights
Seek Investment Committee
approval
Weekly meetings to discuss
and vote on new deals
Comprised of senior
personnel from across Apollo
Multi-Channel
Sourcing Engine
Focus on Risk-Adjusted
Returns
Protect Downside Risk Comprehensive and Regular
Review and Dialog
(1)  At fair value.  (2) As of March 31, 2014.   See definition of AUM at beginning of presentation.
Deal Sourcing
Underwriting & Due
Diligence
Structuring, Pricing &
Approval
Portfolio Monitoring
Dedicated professionals for
managing  problem
investments
limit borrower concentration
to <5%
limit industry concentration
to <10%

March 31, 2012	March 31, 2014
	 0% 32%	 0% 56%
	 0% 33% 0%	 0% 42%
	None	 0% 30%
	 6.1 x 2.0 x Wtd Avg Net Leverage Interest Coverage	 5.5 x 2.3 x Wtd Avg Net Leverage Interest Coverage
	 Average Portfolio Co Investment (in mn) $43.2 $31.3 Mar-12 Mar-14	 Average Portfolio Co Investment as % of Net Assets 2.6% 1.5% Mar-12 Mar-14
	11.9%	11.1%

Portfolio Positioning

Reduced Borrower Concentration (1)
Yield on Debt Portfolio (3)
Improved Credit Quality (2)
Developed Specialty Verticals (1)
Specialty Verticals as % of Portfolio
Focus on Floating Rate (1)
Floating Rate as % of Debt Portfolio
Emphasis on Secured Lending (1)
Secured Debt as % of Portfolio
(1) On a fair value basis.  (2) Source:  company data.  Includes all portfolio company investments except structured products, common equities and warrants.  Also excludes select investments where debt-to-EBITDA is not a relevant average metric or data is not available.  Metrics at close and weighted average by cost.  (3)  Weighted average, at current cost, exclusive of securities on non-accrual status.

Industry Fundamentals Strategy
%
Portfolio Yield (1)
Target
Returns
Oil & Gas
5x increase in annual capital
spending to develop shale
resources
Traditional capital providers
have reduced exposure
Houston office
Secured lending against North
American producing upstream oil
and gas reserves (PDPs)
Apollo’s Natural Resources
platform provides additional
support
11.8% 12.5%
15-25% IRR
and 1.4x
MOIC over a
2+ year hold
(2)
Aircraft
Leasing
Positive trends of passenger
traffic growth, air traffic has
grown roughly 2x GDP
Movement of aircraft from
airlines’ balance sheets to
dedicated lessor balance
sheets
35% of global fleet under
operating lease
Dedicated portfolio company
(Merx Aviation)
Generally targeting used current
generation Boeing and Airbus
commercial aircraft 12.2% 12.0%
Mid-teen
return with
good
downside
protection
Structured
Products
(3)
Regulatory reform prompting
financial institutions to
decrease exposure to certain
assets, including middle
market loans
Strategic relationships with
middle market loan originators
Broaden exposure to diversified
portfolios of directly originated
middle market loans
Apollo’s Structured Credit Group
provides additional support
5.5% 13.5% 14% - 19%
Total Specialty Verticals 29.5% 12.5%
Specialty Verticals
We have been expanding our capabilities in select industries 1) with a strong demand for capital, 2) where traditional capital has fled,
3) with significant barriers to entry, and 4) in which the Apollo platform has expertise.

(1) As of March 31, 2014.  At current cost.  On yielding investments..  (2) See disclaimer at beginning of presentation for important information regarding target returns and MOIC.  (3) Excludes Other.

APOLLO INVESTMENT CORPORATION

Middle Market New-Issue Loan Volume

$14
$12
$10
$8
$6
$4
$2
$0
In billions
1Q04 3Q04 1Q05 3Q05 1Q06 3Q06 1Q07 3Q07 1Q08 3Q08 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 1Q13 3Q13 1Q14
Total Issuance
Rolling 5 Quarter Average

Middle Market Loan Volume by Purpose

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
33%
25%
32%
16%
25%
39%
30%
53%
25%
47%
1Q 13
2Q 13
3Q 13
4Q 13
1Q 14
LBO
Refinancing
Dividend and Repurchase
Merger / Acquisition
Other (2)

Institutional New-Issue Libor Spreads

700
600
500
400
300
200
100
0
In basis points
525
372
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 1Q14
Middle Market
Large Corporate

Credit Spreads (3)

2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
In basis points
1,450
857
641
738
386
255
Mar-04 Mar-05 Mar-06 Mar-07 Mar-08 Mar-09 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14
CCC
B
BB

How We Are Investing in the Current Environment

(1)  Source:  S&P Capital IQ and Bloomberg.  (2) Other includes exit financing, general recap, corporate purpose, DIP, cap ex and IPO. (3)  BofA Merrill Lynch US High Yield Indices.
Loan volume
increasing, but still well
below pre-crisis levels
Meaningful recent pick
up in sponsor activity
while refinancing
remains elevated
Loan pricing trending
down, but spread
between middle market
and large corporate
issuers widened
Credit spreads continue
to compress but remain
above pre-credit crisis
levels
With this market
backdrop, we are focused
on opportunities that are:
unrated
illiquid
complex
2
4
4
3
1
1
2
3

Introduction to Apollo Investment Corporation BDC Industry Opportunity Investment Portfolio & Strategy Conclusion Agenda 16

Strategic Priorities
Remain prudent, selective and opportunistic
Continue to identify mispriced risk
Pursue opportunities emerging from bank
regulation
Continue to optimize portfolio
Redeploy lower yielding assets
Increase exposure to floating rate assets
Optimize usage of non-qualified assets
Develop additional specialty verticals
17
9.9%
3.7%
2.0%
1.3%
1.9%
1.6%
AINV (1)
MSCI US REIT Index
(RMZ Index)
S&P 500
NASDAQ Composite
KBW Bank Index
Financial Select Sector SPDR (Fund) (XLF)
Dividend Yield for Alternative Investments
(2) (3)
(1)  There can be no assurances that AINV’s dividend will remain at the current level.  (2)  As of May 19, 2014.  (3)  See important note regarding indices on Disclaimer page at beginning of presentation.

Appendices 18

Financial Highlights
$ in thousands, except per share amount
OPERATING RESULTS
Three months ended
March 31, 2014
Three months ended
December 31, 2013
Three months ended
September 30, 2013
Three months ended
June 30, 2013
Three months ended
March 31, 2013
Net investment income $49,612 $49,683 $49,586 $52,367 $42,066
Net realized and unrealized gain (loss) on assets $20,293 $56,055 $26,839 $(33,563) $23,755
Net increase in net assets from operations $96,905 $105,738 $76,425 $18,804 $65,821
Net investment income per share $0.22 $0.22 $0.22 $0.25 $0.21
Net realized and unrealized gain (loss) per share $0.09 $0.25 $0.12 $(0.16) $0.12
Earnings per share – basic
(1)
$0.31 $0.47 $0.34 $0.09 $0.32
Earnings per share – diluted
(2)
$0.30 $0.45 $0.33 $0.09 $0.31
Dividend declared per common share $0.20 $0.20 $0.20 $0.20 $0.20
19
SELECT BALANCE SHEET DATA March 31, 2014 December 31, 2013 September 30, 2013 June 30, 2013 March 31, 2013
Investment portfolio $3.48 billion $3.18 billion $3.03 billion $3.04 billion $2.85 billion
Debt outstanding $1.37 billion $1.26 billion $1.08 billion $1.13 billion $1.16 billion
Net assets $2.05 billion $1.93 billion $1.86 billion $1.83 billion $1.68 billion
Net asset value per share $8.67 $8.57 $8.30 $8.16 $8.27
Debt-to-equity 0.67 x 0.66 x 0.58 x 0.61 x 0.69 x
Net leverage ratio
(3)
0.68 x 0.65 x 0.62 x 0.66 x 0.70 x
(1) Numbers may not sum due to rounding.  (2)  In applying the if-converted method, conversion shall not be assumed for purposes of computing diluted EPS if the effect would be anti-dilutive. (3) The Company’s net leverage ratio is defined as debt outstanding plus payable for investments purchased and cash equivalents, plus due to custodian, less receivable for investments sold, less cash equivalents, less cash, less foreign currency, divided by total net assets.

Financial Highlights (continued)
PORTFOLIO ACTIVITY
(1)
Three months ended
March 31, 2014
Three months ended
December 31, 2013
Three months ended
September 30, 2013
Three months ended
June 30, 2013
Three months ended
March 31, 2013
Investments made during period $986 million $630 million $412 million $788 million $428 million
Investments sold $(323) million $(293) million $(284) million $(105) million $(98) million
Net investment activity before repayments $663 million $337 million $127 million $683 million $330 million
Investments repaid $(404) million $(251) million $(186) million $(475) million $(131) million
Net investment activity $259 million $86 million $(59) million $208 million $199 million
Number of new portfolio companies 26 21 12 23 10
Number of  investments in existing portfolio companies 18 22 18 23 9
Number of exited portfolio companies 16 13 13 10 2
Number of  portfolio companies at period end 111 101 93 94 81
WEIGHTED AVERAGE YIELDS
(2)
March 31, 2014 December 31, 2013 September 30, 2013 June 30, 2013 March 31, 2013
Secured debt 10.8% 11.3% 11.1% 11.4% 11.2%
Unsecured debt 11.5% 11.5% 11.7% 11.8% 12.7%
Total debt portfolio 11.1% 11.4% 11.3% 11.6% 11.9%
Portfolio Composition
(fair value)
March 31, 2014 December 31, 2013 September 30, 2013 June 30, 2013 March 31, 2013
1
st
lien 27% 27% 27% 22% 16%
2
nd
lien 29% 24% 25% 26% 28%
Total secured debt 56% 51% 52% 48% 44%
Unsecured debt 27% 32% 34% 39% 43%
Structured products and other 6% 7% 6% 6% 7%
Preferred equity 3% 3% N/M N/M N/M
Common equity and warrants 8% 7% 8% 7% 6%

(1) Numbers may not sum due to rounding.(2) On a cost basis, exclusive of investments on non-accrual status.

Despite the high level of purchases, sales, and repayments over the past year and a half, we have generally been able to maintain the portfolio yield by shifting into more senior less liquid assets.
Investment Activity and Yields
21
Note:  Numbers may not sum due to rounding. (1) Based on debt investments on current cost basis. (2)  On total debt portfolio, exclusive of investments on non-accrual status.
LTM
New Investments 2,816 $
Sales (1,006) $
Repayments (1,316) $
Net Investment Activity 494 $
$428
$788
$412
$630
$986
($98) ($105)
($284)
($293)
($323) ($131)
($475)
($186)
($251)
($404)
Mar-13 Jun-13 Sep-13 Dec-13 Mar-14
New Investments Sales Repayments
Quarterly Investment Activity  (in $ millions)
11.8%
11.9%
11.6%
11.3%
11.4%
11.1%
11.5%
10.5%
10.4%
10.6%
10.1%
11.7%
10.0%
10.3%
9.4%
9.9%
12.3%
13.4%
11.9% 11.9%
Mar-13 Jun-13 Sep-13 Dec-13 Mar-14
Portfolio Yield (eop) (2) New Investments
Sales Repayments
Yield on Investment Activity
(1)

Leverage Ratio
We have consistently operated within our target leverage range of 0.50x to 0.75x over the past five quarters.  The target leverage range considers the impact of a potential market shock to the fair value of the portfolio, and the potential funding of off balance sheet arrangements, while adhering to our regulatory asset coverage requirement.
0.69 x
0.61 x
0.58 x
0.66 x
0.67 x
0.70 x
0.66 x
0.62 x
0.65 x
0.68 x
0.45 x
0.50 x
0.55 x
0.60 x
0.65 x
0.70 x
0.75 x
0.80 x
Mar-13 Jun-13 Sep-13 Dec-13 Mar-14
Debt -to-equity Net Leverage Ratio (1)
Leverage Ratio
Average
Debt-to-equity 0.64x
Net Leverage Ratio 0.64x
(1)
The Company’s net leverage ratio is defined as debt outstanding plus payable for investments purchased and cash equivalents, plus due to custodian, less receivable for investments sold, less cash equivalents, less cash less foreign currency, divided by total net assets.

Diversification of Funding Sources
Funding Sources Facility Size
(2)
Interest Rate Final
Maturity
Date
SENIOR SECURED
FACILITY
$602 million
outstanding
($1.25 billion
commitments)
LIBOR + 200 bps
with no LIBOR floor
Aug-2018 (3)
SENIOR SECURED
NOTES
$225 million 6.25% Oct-2015
$29 million
(Series A)
5.875% Sep-2016
$16 million
(Series B)
6.25% Sep-2018
2042 SENIOR
UNSECURED NOTES
$150 million 6.625% Oct-2042
2043 SENIOR
UNSECURED NOTES
$150 million 6.875% July-2043
CONVERTIBLE NOTES $200 million 5.75% Jan-2016
TOTAL DEBT
OUTSTANDING
$1,372 million
The weighted average annual interest cost for the year ended March 31, 2014 was
4.95%.
(1)
23
$1,677
$1,833
$1,865
$1,925
$2,052
$150
$300
$300
$300
$300
$200
$200
$200
$200
$200
$536
$355
$312
$491
$602
$270
$270
$270
$270
$270
$2,833
$2,958
$2,947
$3,186
$3,424
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
Mar-13 Jun-13 Sep-13 Dec-13 Mar-14
Retail Unsecured Notes Convertible Unsecured Notes
Credit Facility (drawn) Senior Secured Notes
Funding Sources
(1) Exclusive of 0.57% for amortization of debt issuance costs.  (2) As of March 31, 2014. (3)   The facility will begin to amortize in August 2017.

Access to Apollo Global Management, LLC Platform

Principal Investment Businesses (1)
(1) See definition of AUM at the beginning of the presentation. Numbers are approximate. As of March 31, 2014. Includes both fee-generating and non-fee generating AUM. Includes $1.1 billion of commitments that have yet to be deployed to an Apollo fund.  (2) Includes funds and strategic investment vehicles that are denominated in Euros and translated into U.S. dollars at an exchange rate of €1.00 to $1.38 as of  March 31, 2014.
Los Angeles
New York
London
Singapore
Frankfurt
Luxembourg
Mumbai
Hong Kong
Houston
Global Footprint Investment Approach
Value-oriented
Contrarian
Integrated investment
platform
Opportunistic across
market cycles and capital
structures
Focus on nine core
industries
Firm Profile
(1)
Founded:
1990
AUM:
$159 bn
Employees:
761
Inv. Prof.:
302
Private Equity
$48bn
AUM
Credit (2)
$101bn
AUM
Real Estate
$9bn
AUM

Interest Rate Exposure

(1) On a fair value basis. (2) Income-bearing investment portfolio.
Interest Rate Sensitivity AIC has taken several steps to prepare its balance sheet for higher interest rates by having a significant portion of its portfolio in floating rate assets and issuing fixed rate debt.
$1.3 billion or 42% of the income-bearing portfolio was floating rate at 3/31/14 up from 39% at 12/31/13
(1)
Issued $150 million of 30-year fixed rate senior unsecured notes during the fiscal year
only 18% of funding sources (the drawn portion of the revolving credit facility) are directly sensitive to interest rates
Floating Rate Debt Floor Breakdown
(1)  (2)
Fixed
Rate
58%
Floating
Rate
42%
Investment Portfolio
(1) (2)
Floating
Rate
Credit
Facility
18%
Fixed
Rate
Debt
22%
Common
Equity
60%
Funding Sources
Basis Point Change
Annual Net
Income
(in thousands)
Annual Net
Income per Share
Up 400 basis points $21,748 $0.092
Up 300 basis points $15,874 $0.067
Up 200 basis points $10,583 $0.045
Up 100 basis points $(510) $(0.002)
Fair Value
($ millions)
% of Floating
Rate Portfolio
No Floor 31 3%
< 1.25% 507 40%
>1.25% to < 1.75% 550 43%
>1.75 177 14%
Total 1,265 100%

Investments on Non-Accrual Status

Company Industry Investment Par Amount
(000’s)
Cost
(000’s)
Fair Value
(000’s)
Gryphon Colleges Corporation
(Delta Educational Systems)
(2 investments)
Education Preferred Stock, 13.50% PIK
Preferred Stock, 12.50% PIK
N/A $34,549 $13,802
Investments on non-accrual status as of March 31, 2014
0.8%
0.3%
0.3%
0.4%
0.4%
0.0%
0.5%
1.0%
1.5%
2.0%
Percentage of Portfolio on Non -Accrual Status
(based on fair value)
4.9%
1.1%
1.1% 1.1%
1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
Percentage of Portfolio on Non -Accrual Status
(based on cost)

APOLLO
INVESTMENT CORPORATION

1972
1974
1976
1978
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012

Target Play (Location)
Williston Basin (aka Bakken)
Permian Basin (aka Bone
Spring)
Utica (American Energy)
Gulf of Mexico (Bennu)
Mississippian Play
Woodbine (East Texas)
Alaska - North Slope and
Cook Inlet
Building Specialist Origination: Oil & Gas
27
Compelling Industry Fundamentals
5x increase (from $50 billion to $250 billion in 10 years) in annual capital spending to develop shale resources
Many capital providers to energy industry have reduced
exposure (e.g., banks and hedge funds) since the 2008-09
financial crisis
Total US and global oil and gas capex 1972-present
(1)
Investment Thesis / Strategy
Focus on secured lending against North American
producing upstream oil and gas reserves
Emphasis on significant asset coverage
using
downside case assumptions
Lend against PDPs
producing reserves) rather than PUDs (proved
un-developed reserves) or acreage
First lien, perfected mortgages on real property
interest
Exploitation rather than exploration
Structured with enhanced financial covenants
Strong upside participation through equity kicker
Mezzanine-like returns with “first dollar”, senior risk
Target Returns:  15-25% IRR and >1.5x MOIC
over a 2+ year hold
(2)
Target Investment Size: $20 to $100 million
Require borrowers to hedge ~75% of expected PDP
production for 2 -3 years
Leverage Apollo Natural Resource Partners’ private equity
team / platform
(1) Source: CitiResearch. (2) See disclaimer at beginning of presentation for important information regarding target returns and MOIC.
(proved developed
US Oil & Gas Total Capital Expenditures in
2010$ (lhs)
Total Global Spending by Top 9 Majors in
2010$ (rhs)
$bn
Previous peak in 1981:
$200bn
Current peak in 2012:
$302bn
6-fold increase in
capex spending
at same time
as 3-4 fold
increase in
costs
0
50
100
150
200
250
300
350
0
20
40
60
80
100
120
140
160

$bn

Investment Thesis / Strategy
Generally targeting used current generation Boeing and Airbus commercial aircraft that remain in demand  and / or have engine commonality with a larger worldwide fleet
–
Target mid-teen returns with strong downside protection
(2)
– Older aircraft transactions expected to be protected by the underlying “metal” value of the aircraft
Average transaction size expected to range from $15 to $50 million, depending on number and age of the aircraft; transaction timeframes will vary widely but generally target 3 - 5 years
Without a central clearinghouse for aircraft trading the market is inefficient, so nimbly deploying an opportunistic, transaction driven strategy while leveraging strong relationships and specialized knowledge creates attractive investment opportunities
Total aircraft strategy could grow to be ~10% of portfolio
Favorable Industry Dynamics
Building Specialist Origination: Aircraft Leasing
We established an operating subsidiary – Merx Aviation Finance, LLC – to participate in aircraft leasing transactions which is led by an experienced aircraft investment team.
We believe AIC’s participation in the aircraft leasing space is expected to provide “mezzanine-like” returns with better than “mezzanine-like” downside protection
Global air traffic has grown at roughly 2x global GDP and is expected to continue to grow at a similar rate  (1)
– Emerging
markets,
including China and India, are expected to
drive future growth (1)
–
To support the increased air traffic, commercial aircraft fleet has doubled over last 20 years and is expected to double over next 20 years (1)
– Stabilizes the value of older aircraft which must keep flying to service enhanced aircraft demands
Movement of aircraft from airlines’ balance sheets to dedicated lessor balance sheets
– ~ 35% of the global aircraft fleet is currently under operating leases, up by a factor of 7 over the last 20 years (1)
– Demand for use of operating leases by airlines is increasing as airlines seek (i) to free-up capital, (ii) focus on core
competency of operating flights, and (iii) transfer / reduce residual risk (1)
Traditional capital providers to the space (other than new deliveries)
have been pulling
back,
providing an attractive capital entry point
– Notable participants who have shrunk their balance sheets
recently include European banks and large investment banks,
which have pulled back from the used aircraft market as capital requirements have increased
28
(1) Source:  Deutsche Bank research.  (2) See disclaimer at begnning of presentation for important information regarding target returns.